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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-46800 and 33-44075) of Outlook Group Corp. and subsidiaries of our report dated July 17, 2003, relating to the financial statements and financial statement schedules, which appear in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
August 19, 2003